Pacer Data & Infrastructure Real Estate ETF
Schedule of Investments
July 31, 2026 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 62.2%	Shares	Value
Real Estate - 62.2% (a)
American Tower Corp.	322,530	$ 55,913,801
Crown Castle, Inc. (b)	196,516	14,994,171
Digital Realty Trust, Inc.	327,753	61,787,995
Equinix, Inc.	57,170	58,272,238
Iron Mountain, Inc.	142,339	17,410,906
Keppel DC REIT	2,883,261	5,008,313
NTT DC REIT	1,109,855	1,021,067
SBA Communications Corp.	88,438	16,005,509
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $228,817,351)		230,414,000

COMMON STOCKS - 37.7%	Shares	Value
Communication Services - 13.8%
Cellnex Telecom SA (c)	542,009	16,756,350
China Tower Corp. Ltd. (c)	6,768,558	8,657,498
Chorus Ltd.	608,457	3,371,793
Eutelsat Communications SACA (d)	492,870	1,164,197
Helios Towers PLC (d)	1,107,366	2,917,886
HKBN Ltd.	1,026,630	792,072
Infrastrutture Wireless Italiane SpA (c)	409,676	3,028,440
Iridium Communications, Inc.	134,548	6,369,502
SES SA	500,003	3,310,726
Superloop Ltd. (d)	579,677	1,302,837
Uniti Group, Inc. (d)	347,972	3,382,288
		51,053,589

Energy - 4.1%
Boss Energy Ltd. (d)	258,711	221,681
Cameco Corp.	28,644	2,470,222
Centrus Energy Corp. - Class A (b)(d)	20,409	3,610,964
Encore Energy Corp. (b)(d)	1,311,697	1,429,750
Energy Fuels, Inc. (d)	142,218	1,628,129
Lightbridge Corp. (d)	232,377	1,914,787
Lotus Resources Ltd. (b)(d)	745,850	125,724
Uranium Energy Corp. (d)	146,795	1,409,232
Ur-Energy, Inc. (d)	1,870,672	2,282,220
		15,092,709

Financials - 1.0%
DigitalBridge Group, Inc.	238,397	3,783,360

Industrials - 9.3%
ABB Ltd.	2,224	218,593
BWX Technologies, Inc.	11,750	1,982,225
Curtiss-Wright Corp.	2,358	1,707,192
Daikin Industries Ltd.	4,723	690,986
Doosan Enerbility Co. Ltd. (d)	19,209	904,064
Eaton Corp. PLC (b)	1,990	826,248
Fluor Corp. (d)	22,337	1,120,647
GE Vernova, Inc.	1,656	1,639,920
HD Hyundai Heavy Industries Co. Ltd.	4,422	1,491,886
Hyundai Engineering & Construction Co. Ltd.	18,531	1,229,594
IHI Corp.	70,261	1,247,687

KEPCO Engineering & Construction Co., Inc.	26,168		1,633,550
Legrand SA	2,319		350,592
Mitsubishi Heavy Industries Ltd.	29,965		708,358
NANO Nuclear Energy, Inc. (b)(d)	174,221		2,771,856
NuScale Power Corp. (b)(d)	395,467		3,329,832
Orbitech Co. Ltd. (d)	408,695		1,179,617
Rolls-Royce Holdings PLC	199,280		3,936,362
Silex Systems Ltd. (d)	554,748		1,796,184
Sojitz Corp.	12,302		415,745
Terrestrial Energy, Inc. (b)(d)	580,548		2,850,491
Vertiv Holdings Co. - Class A	11,151		2,693,747
			34,725,376

Information Technology - 6.0%
Delta Electronics, Inc.	13,538		686,974
GDS Holdings Ltd. - ADR (b)(d)	196,046		6,418,546
Mirion Technologies, Inc. (d)	94,200		1,411,116
NEXTDC Ltd. (d)	1,096,511		10,289,008
SUNeVision Holdings Ltd.	890,761		548,660
Vnet Group, Inc. - ADR (b)(d)	245,299		1,758,794
Woojin, Inc.	120,501		1,114,827
			22,227,925

Materials - 0.8%
ASP Isotopes, Inc. (b)(d)	738,035		2,952,140

Real Estate - 1.1% (a)
Fermi, Inc. (b)(d)	730,708		4,157,729

Utilities - 1.6%
Constellation Energy Corp.	7,495		1,969,311
Engie SA	2,919		91,048
Korea Electric Power Corp.	34,047		831,055
Oklo, Inc. (b)(d)	77,018		2,990,609
			5,882,023
TOTAL COMMON STOCKS (Cost $157,683,308)			139,874,851

RIGHTS - 0.0% (e)	Shares		Value
Energy - 0.0% (e)
Lotus Resources Ltd., Expires 08/14/2026, Exercise Price $0.22 (d)(f)	748,957		0
TOTAL RIGHTS (Cost $318,236)			0

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.1%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (g)	29,898,558		29,898,558
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $29,898,558)			29,898,558

TOTAL INVESTMENTS - 108.0% (Cost $416,717,453)			400,187,409
Liabilities in Excess of Other Assets - (8.0)%		(0.07952)	(29,477,254)
TOTAL NET ASSETS - 100.0%			$ 370,710,155

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $27,568,346.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2026, the value of these securities total $28,442,288 or 7.7% of the Fund’s net assets.

(d)	Non-income producing security.
(e)	Represents less than 0.05% of net assets.
(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of July 31, 2026.

(g)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer Data & Infrastructure Real Estate ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$ 230,414,000	$ –	$ –	$ 230,414,000
Common Stocks	139,874,851	–	–	139,874,851
Rights	–	–	0	0
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	29,898,558
Total Investments	$ 370,288,851	$ –	$ 0	$ 400,187,409

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Fair Value Measurement Using Significant Unobservable Inputs	Level 3
Beginning balance as of April 30, 2026	$ 0
Ending balance as of July 31, 2026	$ 0
$0
Change in unrealized appreciation/depreciation still held as of July 31, 2026	$ 0
0

Description	Fair Value as of July 31, 2026	Valuation Technique	Unobservable Inputs	Input Values (Ranges)
Rights	$ 0	0	0	$ –
	$ 0